Exhibit 99.2

STAAR Surgical Publishes Presentation Highlighting Compelling, Certain Cash Value Offered by Alcon Merger and Meaningful Downside Risks if Alcon Merger is not Approved

Proposed Merger Represents a Compelling 59% Premium to the 90-Day VWAP Prior to Announcement

STAAR’s Business Risks and Challenges are Increasing and Competition is Intensifying

China Net Sales, which Represent Approximately Half of STAAR’s Consolidated Net Sales, Have Declined Since 2023, and Procedure Volumes Remain Weak

Broadwood Partners’ Claims Against the Merger are Flawed and Misleading and Reflect a Misunderstanding of STAAR’s Standalone Challenges, Value, and Potential Buyer Interest in STAAR

STAAR’s Stock Traded at $18.49 per Share Prior to Announcement – If the Merger is not Approved, STAAR Expects its Valuation Would Face Considerable Downward Pressure, Especially in Light of Intensifying Competition and Increased Business Risks

All STAAR Stockholders Encouraged to Vote “FOR” Alcon Merger on the WHITE Proxy Card

LAKE FOREST, CA, September 26, 2025 — STAAR Surgical Company (NASDAQ: STAA), the global leader in phakic IOLs with the EVO family of Implantable Collamer® Lenses (EVO ICL™) for vision correction, today published a presentation reviewing the compelling, certain, premium cash value offered by the Company’s pending merger with Alcon (SIX/NYSE: ALC) and the meaningful downside risks for STAAR stockholders if the Alcon merger is not approved. The presentation is available at investors.staar.com and has been filed with the U.S. Securities and Exchange Commission.

STAAR also announced that the Company’s second largest active stockholder, Soleus Capital Master Fund, L.P. (“Soleus Capital”), has informed the Board that it is supportive of the merger and intends to vote in favor absent a material change in circumstances. As of the record date, Soleus Capital owned approximately 6% of STAAR’s outstanding shares.

On behalf of the STAAR Board of Directors, Stephen Farrell, CEO of STAAR, said:

“We have talked with many STAAR stockholders and analysts over the past weeks who are supportive of the Alcon merger and recognize the compelling value it provides, which is why we are confident that the majority of our stockholders will vote “FOR” the Alcon merger. We thank our stockholders for their support.

“Entry into the Alcon merger agreement followed more than a year of consideration by STAAR’s Board of strategic alternatives available to STAAR. Indeed, the Board met over 20 times to discuss related matters in the first eight months of 2025 alone. After considering STAAR’s prospects and risks as a standalone company, the Board unanimously believes the Alcon merger is the best path forward for stockholders.

“Broadwood has a fundamentally different view of the Company’s growth trajectory that is based on assumptions that are not just aggressive, they are unachievable. Broadwood has been an investor in STAAR for 30 years and has a dramatically different investment time horizon than most other investors. Broadwood ignores that STAAR’s Net Sales have been decreasing since 2023. Management is working hard and expects to be successful in reversing the multi-year trend of declining Net Sales, yet we expect our future long-term growth rate will be dramatically lower than what STAAR achieved in the 2020 to 2023 time period. While STAAR has innovative technology and management has been aggressively improving the cost profile of the business, STAAR is a single product company serving a narrow portion of an increasingly competitive market that has experienced demand challenges for several years in its largest market; STAAR needs a partner like Alcon to broaden its portfolio and better address its rapidly evolving risks.

“If the Alcon merger does not move forward, we believe STAAR’s valuation will fall substantially, exposing stockholders to significant risk. The day prior to the announcement of the Alcon merger, STAAR’s stock closed at $18.49 per share following a more than 50% stock price decline in the prior year. STAAR’s consolidated Net Sales contraction that began in 2023 persisted into the first half of 2025, and procedure volumes continue to disappoint in China so far in the third quarter.

“To ensure STAAR stockholders receive the compelling, certain, premium value of $28.00 per share in cash provided by the Alcon merger, we urge all STAAR stockholders to vote “FOR” the merger proposal on the WHITE proxy card TODAY.”

Highlights of the presentation published today include:

•

The $28.00 per share all-cash consideration in the Alcon merger agreement provides STAAR stockholders compelling, certain, cash value at a significant premium across multiple measures. It represents a:

•	51% premium to STAAR’s closing stock price on August 4, 2025 (the day prior to the transaction announcement);

•	59% premium to STAAR’s 90-day volume weighted average price as of the same date;

•	47% premium to the median sell-side analyst price target of $19.00 per share as of just prior to the transaction announcement; and

•	~2.0x the median premium paid in comparable transactions.

•

STAAR faces sustained challenges as a standalone company. Although management has made progress mitigating some near-term challenges, STAAR faces ongoing business headwinds that will continue to impact results – including overweight exposure to China, increasing competition, a limited product offering, historical inability to penetrate the market beyond high myopia patients, and tariff risk.

•

STAAR’s independent and experienced Board conducted a thoughtful evaluation of strategic alternatives that considered standalone prospects, the industry landscape, and potential buyers. STAAR’s Board and management are actively involved in the industry and are keenly aware of other potential buyers. Regular interactions with other industry participants informed the Board’s conclusion that no other bidders would compete with the value presented by the Alcon offer. STAAR’s financial profile, particularly its negative cash flows, would almost certainly preclude private equity buyers. Moreover, other than Alcon, the Company has not received any acquisition or merger proposal for more than 10 years, despite market rumors about takeover interest in the Company, which put capable, interested buyers on notice. Having evaluated the Company’s options with the assistance of financial and legal advisors, the STAAR Board unanimously determined that the Alcon merger maximizes stockholder value.

•

Amidst STAAR’s declining performance, STAAR’s Board negotiated favorable terms focused on maximizing value and certainty – including the high premium all-cash consideration and a post-signing market check in the form of a “window shop”. The 45-day “window shop” period provided ample time for any interested and capable party to make a proposal, and the reduced, nominal break-up fee for competing proposals received during this period established a clear path for potential buyers to come forward.

As previously announced, the 45-day “window shop” period expired on September 19, 2025, and no competing acquisition proposals were received even though Broadwood has repeatedly indicated that it has been in contact with possible strategic and financial parties interested in acquiring STAAR. The absence of a competing proposal during the “window shop” period confirms the Board’s conviction that the 59% premium (compared to the 90 Day VWAP prior to the merger announcement) provided by Alcon was the greatest value achievable.

•	Broadwood’s claims are flawed and misleading and reflect a misunderstanding of STAAR’s standalone challenges, value, and potential buyer interest in STAAR.

Broadwood’s Flawed and Misleading Claims	The Reality

“A Deficient Process”

•

STAAR’s Board conducted an extensive review process that considered standalone prospects, the industry landscape, and potential buyers. STAAR’s Board and management include seasoned industry leaders who know the potential buyers well

•

Merger agreement terms were aggressively negotiated to protect the premium value in hand while allowing for a post-signing market check through an extended 45-day “window shop” period

•

No competing proposals have been received

•

“Party A” and “Party B” emailed only vague communications, not proposals. Neither submitted a proposal even after prompt follow-up from STAAR’s CEO

“The Wrong Time to Transact”

•

STAAR’s 2Q25 results demonstrated incremental progress in addressing challenges, but reflected a 55% reduction in Net Sales year over year, and did not signal a return to historical growth or profitability

•

While some issues in China have been addressed, 2Q25 and 3Q25 trends reinforce STAAR’s Net Sales challenges

•

There is no pending clinical study that would be “market moving news” or a “significant value creation event”, but rather an investigator-initiated trial (IIT) sponsored by STAAR that was focused on early post-operative patient experience, not a comparison of clinical outcomes

•

A summary of findings shared by the lead IIT investigator on September 23, 2025, indicate that “both EVO+ ICLs and LASIK provide excellent clinical outcomes...[and] are good options for patients...”

“An Inadequate Price”

•

In the five months prior to the Alcon merger announcement, STAAR’s stock traded in a range of $15.09 to $20.27. The Alcon merger agreement maximizes value with a compelling price at a significant premium to the price established by an efficient market (51% premium to STAAR’s closing stock on August 4, 2025, the day prior to the transaction announcement)

•

59% premium to STAAR’s 90-day volume weighted average price as of the same date

•

Broadwood’s valuation analysis is flawed because the financial performance of its selected peer set is not comparable to STAAR given STAAR’s lower growth profile. STAAR ranks last (15 out of 15) in 2024-2027E Net Sales CAGR compared to Broadwood’s peer set

•

Broadwood’s claim that Alcon previously offered to pay much more for STAAR ignores the fact that Alcon withdrew its offer after diligence of underlying sales and demand concerns

“A Windfall for Executives”

•

Contrary to Broadwood’s claim, STAAR’s compensation program is customary and aligned with stockholders’ interests

•

Under the STAAR equity plan approved by stockholders, a buyer must either assume STAAR equity awards and roll them into the buyer’s shares or accelerate awards and pay them out in cash – Alcon elected to pay out STAAR awards in cash

•

STAAR did not revise its equity awards or equity plan; Alcon’s election to pay out STAAR awards in cash was made in accordance with existing terms

•

Change in control provisions are standard features designed to ensure that executives do not prioritize job loss above stockholders’ best interests

•

The acceleration of vesting and pay out of STAAR awards in cash applies to all employees (not just executives)

“Conflicts-of- interests between the Board and Alcon”

•

STAAR’s independent Board is focused on serving the best interests of all stockholders

•

STAAR’s Board Chair, Dr. Elizabeth Yeu, is a leading ophthalmologist and past president of ASCRS. She has had previous consulting arrangements with many companies in the eye care and medical device industry in addition to Alcon, including Johnson & Johnson, Bausch + Lomb, Carl Zeiss, and others. These relationships do not impair the Board Chair’s independence. Rather, her extensive relationships and knowledge of the industry helped to confirm that Alcon was the best buyer for STAAR

•

STAAR was notified of Dr. Yeu’s prior consulting arrangements, which are a matter of public record, when she joined the STAAR Board, and the Board was reminded of previous arrangements at the August 2, 2025 Board meeting

•

Her consulting arrangement with Alcon was not a significant engagement. She received fees which, in the last seven years, had not exceeded $90,000 per year. Further, she terminated her consulting arrangement with Alcon in October 2024 and has not received any consulting fees since November 2024

•

Prior to the Board’s approval of the Alcon merger agreement, the Board determined that she did not have an interest in Alcon or the potential transaction with Alcon that would impair her ability to exercise her independent business judgment in evaluating the potential transaction

•

A claim that STAAR’s largest customer in China “has maintained a 10% overall growth target” is not a marker for future upside at STAAR. STAAR’s largest customer in China’s 10% overall growth target includes the full complement of refractive surgery options, including laser vision correction and ICL surgeries, among other procedures. ICLs are only a portion of their overall refractive offering. This customer’s performance cannot be extrapolated to all STAAR customers in China and is not indicative of STAAR’s overall customer base in China. STAAR believes China procedure volumes were positive year over year in 1Q 2025, softened during 2Q 2025, and have not improved so far in 3Q 2025.

The STAAR Board of Directors strongly recommends that all STAAR stockholders vote “FOR” the Alcon Merger on the WHITE proxy card TODAY.

Stockholders with questions about voting their shares should contact STAAR’s proxy solicitor, Innisfree M&A Incorporated:

•	For stockholders: +1 877-750-8233 (toll-free)

•	For banks and brokerage firms: +1 212-750-5833

About STAAR Surgical

STAAR Surgical (NASDAQ: STAA) is the global leader in implantable phakic intraocular lenses, a vision correction solution that reduces or eliminates the need for glasses or contact lenses. Since 1982, STAAR has been dedicated solely to ophthalmic surgery, and for 30 years, STAAR has been designing, developing, manufacturing, and marketing advanced Implantable Collamer® Lenses (ICLs), using its proprietary biocompatible Collamer material. STAAR ICL’s are clinically-proven to deliver safe long-term vision correction without removing corneal tissue or the eye’s natural crystalline lens. Its EVO ICL™ product line provides visual freedom through a quick, minimally invasive procedure. STAAR has sold more than 3 million ICLs in over 75 countries. Headquartered in Lake Forest, California, the company operates research, development, manufacturing, and packaging facilities in California and Switzerland. For more information about ICL, visit www.EVOICL.com. To learn more about STAAR, visit www.staar.com.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving STAAR. In connection with the proposed transaction, STAAR has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including STAAR’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), on September 16, 2025. The Proxy Statement was first sent to STAAR stockholders on September 16, 2025. This communication is not a substitute for the Proxy Statement or any other document that STAAR may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF STAAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting STAAR’s investor relations website, https://investors.staar.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Under SEC rules, STAAR and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of STAAR’s common stock in connection with the proposed transaction. Information about the directors and executive officers of STAAR and their ownership of STAAR’s common stock is set forth in the Proxy Statement, the definitive proxy statement for STAAR’s 2025 Annual Meeting of Stockholders (the “Annual Proxy Statement”), which was filed with the SEC on April 24, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025058174/staa-20250424.htm), including the sections captioned “Compensation of Directors,” “Information Regarding Executive Officers” and “Security Ownership of Principal Shareholders and Management,” or its Annual Report on Form 10-K for the year ended December 27, 2024, which was filed with the SEC on February 21, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025024813/staa-20241227.htm), and in other documents filed by STAAR with the SEC. To the extent holdings of such participants in STAAR’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by STAAR’s directors and executive officers. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

The information covered by this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. All statements in this communication that are not statements of historical fact are forward-looking statements. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Alcon merger agreement or could cause the consummation of the proposed transaction to be delayed or to fail to occur; (2) the failure to obtain approval of the proposed transaction from STAAR’s stockholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from STAAR’s ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of STAAR to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of STAAR to meet expectations regarding the timing and completion of the transaction; (7) the outcome of any legal proceedings that may be instituted against STAAR related to the proposed transaction; (8) the possibility that STAAR’s stock price may decline significantly if the proposed transaction is not consummated; and (9) other important factors set forth in the Proxy Statement under the caption “Risk Factors” and STAAR’s Annual Report on Form 10-K for the year ended December 27, 2024 under the caption “Risk Factors,” as any such factors may be updated from time to time in STAAR’s other filings with the SEC.

Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, STAAR undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

STAAR Contacts:

Niko Liu, CFA

United States: +1 626-303-7902 (ext 3023)

Hong Kong: +852-6092-5076

nliu@staar.com

investorrelations@staar.com

Connie Johnson

+1 626-303-7902 (ext 2207)

cjohnson@staar.com

Lucas Pers / Alexandra Benedict

Joele Frank, Wilkinson Brimmer Katcher

+1 212-895-8692 / +1 212-895-8644